EXHIBIT 10.5


                        AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") made September 17, 2001 to be effective as of July 1, 2001 (the "Effective Date") by and between AHC I ACQUISITION CORPORATION ("AHC"), AKI HOLDING CORP. ("Holding") and AKI, INC. ("AKI") (AHC, Holding and AKI collectively called the "Company"), and WILLIAM J. FOX (the "Executive");

                                   WITNESSETH:

     THAT WHEREAS, the Company and the Executive are parties to the Employment Agreement dated January 27, 1999 (the " Employment Agreement"); and

     WHEREAS, the Company and the Executive desire to amend the Employment Agreement as set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby irrevocably acknowledged, the parties agree as follows:

     1.   The Employment Agreement is hereby amended as follows:

          a. The anniversary date of the Employment Agreement shall be July 1 of each year, rather than February 1.

          b. The reference to "$600,000" is deleted from Section 3(a) and "$775,000" is substituted in lieu thereof.

          c. All references to "80%" in Section 3(b) are deleted and "75%" is inserted in lieu thereof. All references to "25%" in Section 3(b) are deleted and "50%" is inserted in lieu thereof. All references to "150%" in Section 3(b) are deleted and "110%" is inserted in lieu thereof.

          d.   The  following  sentence  is added  after the second  sentence of
               Section 3(f):

                    Notwithstanding the foregoing, the amount of the Acquisition Bonus for "Project W," if consummated, shall only be 1% of the Value of the Transaction in excess of $30,000,000 but not more than $50,000,000, and .25% of the Value of the Transaction in excess of $50,000,000.

          e.   The  following  sentence  is  added at the end of  Section  3(f):

                    This Section 3(f) shall apply to the acquisition by the Company or combination with the Company of any business whether by means of an asset purchase, a merger or consolidation, the use of a restricted or unrestricted subsidiary or any other method.

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          f.   The  following  sentence  is  added at the end of  Section  4(b):

                    Beginning with calendar year 2001, the Executive shall be entitled to five weeks vacation per annum during the Term, to be scheduled at mutually agreeable times and to be taken in accordance with the Company's policies.

          g. The last sentence of Section 4(c) is deleted, and the following sentence is inserted in lieu of it:

                    In addition, the Company shall reimburse Executive for the reasonable automobile maintenance, care and other expenses incurred by Executive for business purposes, including but not limited to (i) lease payments not to exceed $1,000.00 per month and (ii) the cost of parking in New York City.

          h. The following reference to "$15,000" in Section 4(e) is deleted and "$20,000" is inserted in lieu thereof.

          i. The reference to "90 days" in clause (v) of Section 6(b) is deleted, and "120 days" is inserted in lieu thereof.

          j. Clause (ii) of Section 6(c)(i)(D) is deleted, and the following clause (ii) is inserted in lieu of it:

                    (ii) one-half of such amount shall be payable in six equal installments with one each of such installments being payable on the first day of each month until such amount is paid in full, beginning the first day of the month immediately following the effective date of such termination.

          k. The following sentences are added immediately prior to the last sentence of Section 6(c)(i)(D):

                    Notwithstanding the foregoing, should this Agreement be terminated by the Executive for Good Reason as a result of a Change of Control or by the Company for any reason other than Cause or the Executive's death or Disability within sixteen (16) months following a Change of Control (a "Change of Control Termination"), the Executive shall be entitled to receive a severance benefit in an amount equal to two (2) times the highest aggregate amount of compensation (i.e, Base Salary and Bonus, excluding any Acquisition Bonus) paid to the Executive in any of the three calendar years prior to the effective date of termination. One-half of the total amount of such severance benefit shall be due and payable upon the effective date of any such Change of Control Termination, and one-half of the total amount of such severance benefit shall be payable in six equal installments with one each of such installments being payable on the first day of each month until such amount is paid in full, beginning the first day of the month immediately following the effective date of such Change of Control Termination.

          l.   The  following   Section   6(c)(v)  is  added  to  Section  6(c):

                    (v) Any termination of this Agreement other than by reason of Executive's death shall be effective on the date set forth in written notice of termination; provided, however, that such date shall not be earlier than that date which is thirty (30) days from the date of such notice, provided, however, that notwithstanding the foregoing, in the

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                    event of a termination  under Section 5(b),  such date shall not be earlier than the last to occur of (A) that date which is thirty (30) days from the date of such notice, and (B)
                    the  date   immediately   following  the  last  day  of  the
                    Disability Period. Further, notwithstanding the foregoing, with respect to any termination for Cause under clauses (ii) or (iii) of Section 6(a), the effective date of termination shall be the date of such notice, and with respect to any termination for Cause under clauses (i) or (iv) of Section 6(a), the effective date of termination shall not be later than the last day of the cure period (if applicable) set forth in Section 6(a). Any termination of this Agreement by reason of Executive's death shall be effective on the date of death. All compensation and benefits to which Executive is entitled under this Agreement shall continue through the effective date of termination, and Executive shall be entitled to reimbursement for any expenses incurred prior to any such effective date of termination and payment for all benefits which have accrued as of such effective date of termination. Further, should this Agreement be terminated by the Executive for Good Reason or by the Company for any
                    reason  other  than  Cause  or  the  Executive's   death  or
                    Disability, the Company shall pay the premiums during any applicable COBRA period (to the extent the Executive elects COBRA benefits) for the Executive's COBRA coverage under
                    each  and  all  of  the   Company's   medical,   dental  and
                    supplemental medical insurance policies under which the Executive is covered pursuant to this Agreement immediately prior to the effective date of termination. Any reference in this Agreement to a termination of this Agreement shall be deemed to be a reference to the effective date of such termination as set forth in this Section 6(c)(v).

          m.   The  following  sentence  is  added  at  the  end of  Section  7:

                    Further, no severance payments or other benefits to which the Executive may be entitled under this Agreement shall be offset by any compensation earned by the Executive in connection with other employment following the termination of this Agreement.

          n. The name and address of DLJ Merchant Banking contained in Section 15 are deleted and the following name and address are inserted in lieu thereof:

                    DLJ Merchant Banking Partners
                    Credit Suisse First Boston Private Equity
                    11 Madison Avenue
                    New York, New York  10010
                    Attention:  Thompson Dean


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     2.   Except as set forth in Section 1 above, the Employment Agreement shall remain unchanged and in full force and effect.

     3. This Amendment shall be governed by and construed under the laws and decisions of the State of New York with respect to contracts and agreement entirely made and entered into therein. Any dispute, controversy or claim arising out of or in connection with this Amendment shall be determined and settled by arbitration in the County of New York, State of New York conducted under the commercial arbitration rules of the American Arbitration Association ("AAA") in accordance with the then existing rules, regulations, practices and procedures of the AAA; provided, however, that if the Company or the Executive seeks injunctive relief to prohibit violations of this Amendment, the party seeking such relief shall be entitled to do so in a Court of Law, including, without limitation, the Supreme Court of the State of New York, County of New York.

     4. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

     5. This Amendment and the Employment Agreement, as amended by this Amendment, contain the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede all previous written and oral agreements between the parties with respect to the subject matter set forth herein and in the Employment Agreement, as amended by this Amendment.

     6. Any provision of this Amendment that is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Amendment invalid, illegal or unenforceable in any other jurisdiction.

                   [Signatures appear on the following page.]


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     IN WITNESS  WHEREOF,  the parties have executed this  Amendment on the date first above written to be effective as of the Effective Date.

                                                 AHC ACQUISITION CORPORATION

                                                 By:/S/ Thompson Dean
                                                    -----------------------

                                                 AKI HOLDING CORP.

                                                 By:/S/ Thompson Dean
                                                    -----------------------

                                                 AKI, INC.

                                                 By:/S/ Thompson Dean
                                                    -----------------------

                                                 WILLIAM J. FOX

                                                 /S/ William J. Fox
                                                 --------------------------
                                                 William J. Fox



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